Transactions Costs	9 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
Transactions Costs
17.
TRANSACTIONS COSTS

The following table summarizes the Company’s transactions costs:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	$	$	$	$
DOE Loan due diligence costs	1,254	1,454	2,964	1,942
Other financing activities	4,807	-	5,278	-
Separation cost allocation	-	1,012	-	4,652
General Motors investment	-	63	-	2,765
	6,061	2,529	8,242	9,359

DOE Loan costs relate to due diligence costs to advance the loan. Other financing costs include legal and advisory fees related to financing activities, including negotiations to close the GM Investment Agreement. Separation costs are allocations of legal and professional fees from the former parent relating to the planning for, execution and completion of the Separation. General Motors investment includes transaction costs related to the Tranche 2 Investment component of the Transaction (Note 1).